UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2005
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                      001-11421                61-0502302
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                    100 Mission Ridge
                Goodlettsville, Tennessee                          37072
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         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 25, 2005, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the second quarter ended July 29, 2005. The news release is attached hereto as
Exhibit 99 and incorporated by reference as if fully set forth herein.

ITEM 7.01.   REGULATION FD DISCLOSURE

     The information set forth in Item 2.02 above is incorporated herein by reference. The press release also sets forth information regarding the planned conference call and webcast to discuss second quarter results, the outlook for the fiscal 2005 third and fourth quarters and full year, and other matters.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of businesses acquired. N/A
      (b)    Pro Forma Financial Information. N/A
      (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 25, 2005        DOLLAR GENERAL CORPORATION
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                              By:   /s/ Susan S. Lanigan
                                   ---------------------------------------------
                                    Susan S. Lanigan
                                    Executive Vice President and General Counsel




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                                  EXHIBIT INDEX


       Exhibit No.          Description
       -----------          -----------

            99              News release dated August 25, 2005.





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